                                                                    EXHIBIT 10.3

                          FACTORY POINT BANCORP, INC.
                           2004 STOCK INCENTIVE PLAN,
                             AS AMENDED AND RESTATED

         The purposed of the Factory Point Bancorp, Inc. 2004 Stock Incentive Plan (the "Plan") is to provide (i) designated officers (including officers who are also directors) and other designated employees of Factory Bancorp, Inc., a Delaware corporation (the "Company"), and its subsidiaries, and (ii) non-employee members of the board of directors of the Company, and its subsidiaries (the "Board"), with additional incentive to further the success of the Company. The Company believes that the Plan will cause the designated participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders and will align the economic interests of the participants with those of the shareholders.

                                    ARTICLE I
                                 ADMINISTRATION

         1.1    THE COMMITTEE. The Plan shall be administered and interpreted by
                -------------
a committee (the "Committee"), which shall consist of (i) either the Board itself or (ii) two or more directors appointed by the Board, all of whom (unless the Board determines otherwise) shall be "non-employee directors" of the Board as defined under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and "outside directors" as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and related Treasury regulations. The Board, in its discretion, may appoint separate committees to administer the Plan with respect to a designated portion of participants (e.g., participants subject to Section 16 of the Exchange Act or Section 162(m) of the
Code). If the Board does not appoint a committee to administer all or any portion of the Plan, then the Board shall be the Committee.

         1.2    DETERMINATIONS WITH RESPECT TO GRANTS. Except for the automatic
                -------------------------------------
grants provided in Article 6 to Non-Employee Directors (as defined in Section 4.1), the Committee shall have the sole authority to (i) determine the individuals to whom Grants (as defined in Section 2.1) shall be made under the Plan, (ii) determine the type, size and terms of the Grants to be made to each such individual, (iii) determine the time when the Grants will be made and the duration of any applicable exercise or restriction person, including the criteria for vesting and the acceleration of vesting, (iv) accelerate the vesting of any Grants and reduce or waive any restrictions on the exercise or vesting of any Grants, and (v) deal with any other matters arising under the Plan. The Committee may, if it so desires, base any of the foregoing determinations upon the recommendations of management of the Company.

         1.3    ACTION BY THE COMMITTEE. A majority of the Committee shall
                -----------------------
constitute a quorum thereof, and the actions of majority of the Committee at a meeting at which a quorum is present, or actions unanimously approved in writing by all members of the Committee, shall be actions of the Committee.

         1.4    DELEGATION. The Committee may appoint one of its members to
                ----------
chairman and any person, whether or not a member of the Committee, to be its secretary or agent. Furthermore, the Committee may delegate any ministerial duties in connection with the Plan to one or more officers of the Company.

         1.5    INTERPRETATION OF PLAN. The Committee shall have full power and
                ----------------------
authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the plan and for the conduct of its business as it deems necessary or advisable, to waive requirements relating to formalities or other matters that do not modify the substance of rights of Grantees (as defined in Section 4.2) or constitute a material amendment of the Plan, to correct any defect or supply any omission of the Plan or any Grant Instrument (as defined in Section 2.2) and to reconcile any inconsistencies in the Plan or any Grant Instrument. The Committee's interpretations of the Plan and all determinations made or actions taken by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interests in the Plan or in any awards granted hereunder. All powers of the Committee shall be exercised in its sole discretion, in the best interest of the Company and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

         1.6    NO LIABILITY. No member of the Committee shall be liable for any
                ------------
act or omission (whether or not negligent) taken or omitted in good faith, or for the good faith exercise of any authority or discretion granted in the Plan to the Committee, or for any act or omission of any other member of the Committee.

         1.7    COSTS. All costs incurred in connection with the administration
                -----
and operation of the Plan shall be paid by the Company. Except for the express obligations of the Company under the Plan and under Grants (as defined in Section 2.1) in accordance with the provisions of the Plan, the Company shall have no liability with respect to any Grant, or to any Grantee or any transferee of shares of Company Stock from any Grantee, including, but not limited to, any tax liability, capital losses, or other costs or losses incurred by any Grantee, or any such transferee.

                                    ARTICLE 2
                                     GRANTS

         2.1    TYPE OF GRANTS. Incentives under the Plan shall consist of
                --------------
grants of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, deferred stock and performance awards (hereinafter collectively referred to as "Grants").

         2.2    GRANT INSTRUMENTS. All Grants shall be subject to the terms and
                -----------------
conditions set forth herein and to those other terms and conditions consistent with the Plan as the Committee deems appropriate. Each grant shall be evidence by a written instrument (the "Grant Instrument") specifying the number of shares of Company Stock to which it relates and containing such other terms and conditions as the Committee shall approve that are not inconsistent with the Plan. Grants under a particular section of the Plan need not be uniform as among the grantees. The Committee shall have the authority to waive any condition of an outstanding Grant or amend an outstanding Grant, provided that an amendment of any existing Grant may not be made without the consent of the Grantee if such amendment would have an adverse effect on the rights of the Grantee.

                                    ARTICLE 3
                           SHARES SUBJECT TO THE PLAN

         3.1    NUMBER OF SHARES. Subject to the adjustment specified below, the
                ----------------
aggregate number of shares of the common stock of the Company, par value $1.00 per share (the "Company Stock"), that may be issued or transferred under the plan is 250,000 shares. Notwithstanding anything in the Plan to the contrary, the maximum aggregate numbers of shares of Company Stock that shall be subject to Grants made under the Plan to any on individual during any calendar year shall be 35,000. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Grants under the Plan terminate, expire, or are cancelled, forfeited, exchanged or surrendered without Company Stock being delivered pursuant thereto, of if any shares of Restricted Stock are forfeited, the shares subject to such grants, including forfeited shares, shall again be available for purposes of the Plan.

         3.2    ANTI-DILUTION ADJUSTMENTS. If there is any change in the number
                -------------------------
or kind of shares of Company Stock outstanding by reason of a stock dividend, recapitalization, stock split, or combination or exchange of shares, or a merger, reorganization or consolidation in which the Company is the surviving corporation, or a reclassification or by reason of any other extraordinary or unusual events affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced due to the Company's payment of an extraordinary dividend or distribution, the kind of shares, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that may be subject to Grants to any one individual under the Plan in any calendar year, the number of shares to be subject to grants under Article 6, the number of shares covered by outstanding Grants, and the price per share or the applicable fair market value of such Grants shall be equitably adjusted by the Committee to reflect any increase or decrease in the number or kind of issued shares of Company Stock to preclude the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares
                                --------  -------
resulting from such adjustment shall be eliminated by rounding any portion of a share equal to .500 or greater up, and any portion of a share equal to less than ..500 down, in each case to the nearest whole number. For purposes of this
Section 3.2, "shares of Company Stock" and "shares" include referenced shares with respect to SARs. The adjustments determined by the Committee shall be final, binding and conclusive. Notwithstanding the foregoing, no adjustment shall be authorized or made pursuant to this Section to the extent that such authority or adjustment would cause any incentive stock option to fail to comply with Section 422 of the Code.

                                    ARTICLE 4
                          ELIGIBILITY FOR PARTICIPATION

         4.1      ELIGIBLE PARTICIPANTS.
                  ---------------------

                  4.1.1 All employees of the Company and its present or future subsidiaries ("Employees"), including Employees who are officers or members of the Board, shall be eligible to participate in the Plan.

                  4.1.2 Members of the Board who are not employees of the Company or any of its subsidiaries ("Non-Employee Directors") shall also be eligible to participate in the Plan and, in addition to the automatic Grants provided by Article 6, may receive Grants in the discretion of the Committee; provided, however, that only Employees shall be eligible to receive Incentive Stock Options (as defined in Section 5.1.1).

         4.2    SELECTION OF GRANTEES. Except as provided in Article 6, the
                ---------------------
Committee shall select the individuals to receive Grants and determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Any individuals who receive grants under this Plan shall hereinafter be referred to as "Grantees."

                                    ARTICLE 5
                               GRANTING OF OPTIONS

         5.1      TYPE OF OPTION AND PRICE.
                  ------------------------

                  5.1.1 The Committee may grant options intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Stock Options") or options which are not intended to so qualify ("Nonqualified Stock Options") or any combination of Incentive Stock Options and Nonqualified Stock Options (hereinafter collectively the "Stock Options"), all in accordance with the terms and conditions set forth herein.

                  5.1.2 The purchase price of Company Stock subject to a Stock Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value (determined in accordance with Section 5.2.3) of a share of such Stock on the date such Stock Option is granted.

                  5.13 If the Company Stock is traded in a public market, then the Fair Market Value per share shall be, if the principal trading market for the Company Stock is a national securities exchange or the National Market segment of The NASDAQ Stock Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or, if the Company Stock is not principally traded on such exchange or market, the mean between the high and low sale prices for trades for that date as reported on the OTC Bulletin Board; provided that, if there are no reported sales during such date, then the Fair Market Value shall be equal to the mean between the closing bid and ask prices quoted on the OTC Bulletin Board for such date. If the Company Stock is not traded in a public market or subject to reported transactions or quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee; provided, however, that no determination of Fair Market Value with respect to an Incentive Stock Option shall be inconsistent with Section 422 of the Code or the regulations thereunder.

         5.2      OPTION TERM.  The Committee  shall  determine the term of each
                  -----------
Stock Option; provided, however, that the term of a Stock Option shall not exceed ten years from the date of grant.

         5.3      EXERCISABILITY OF OPTIONS. Except as otherwise provided by
                  -------------------------
Article 6 for automatic Grants to Non-Employee Directors, Stock Options shall become exercisable in accordance with the terms and conditions determined by the Committee, in its sole discretion. The Committee, in its sole discretion, may accelerate, in whole or in part, the exercisability of any or all outstanding Stock Options at any time for any reason. In addition, all outstanding Stock Options automatically shall become fully and immediately exercisable upon a Change of Control (as defined in Section 10.1).

         5.4      VESTING OF OPTIONS AND RESTRICTIONS ON SHARES.
                  ---------------------------------------------

                  5.4.1 The vesting period for Stock Options shall commence on the date of grant and shall end on the date or dates, determined by the Committee, that shall be specified in the Grant Instrument.

                  5.4.2 Notwithstanding any other provision of the Plan, except as otherwise provided by the Committee in the Grant Instrument, all outstanding Stock Options shall become immediately exercisable upon the earliest to occur of the following, if at such time the Grantee is an Employee or a Non-Employee
Director: (i) the Grantee's Retirement (as defined in Section 5.6.4), (ii) the Grantee's death or Disability (as defined in Section 5.6.4), or (iii) the occurrence of a Change of Control (as defined in Section 10.1).

         5.5      MANNER OF EXERCISE.
                  ------------------

                  5.5.1 A Grantee may exercise a Stock Option which has become exercisable, in whole or in part, by delivering a duly completed notice of exercise, in such form as is acceptable to the Committee, to the Secretary or other officer of the Company designated by the Committee, with accompanying payment of the option price in accordance with Section 5.7 below.

                  5.5.2 Unless otherwise provided by the Committee, such notice may instruct the Company to deliver shares of Company Stock due upon the exercise of the Stock Option to any registered broker or dealer previously approved or designated by the Committee ("Designated Broker") in lieu of delivery to the Grantee. The Committee may suspend the ability of a Grantee to exercise a Stock Option through a Designated Broker at any time that the Committee, in its sole discretion, determines appropriate.

         5.6      TERMINATION OF EMPLOYMENT OR SERVICE.
                  ------------------------------------

                  5.6.1  General. Except as provided below, a Stock Option may
                         -------
only be exercised while the Grantee is employed by the Company or a subsidiary of the Company or is serving as a Non-Employee Director.

                  5.6.2  Nonqualified Stock Options. In the event of a Grantee's
                         --------------------------
termination of employment or service for any reason other than death, Disability or Retirement (as such terms are defined in Section 5.6.4) or following a Change of Control, the Nonqualified Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for a period of three (3) months following termination or for such other period as the Committee shall establish in its sole discretion. If the Grantee's termination of employment or service is due to death, Disability or Retirement or following a Change of Control, all Nonqualified Stock Options held by the Grantee shall vest and become immediately exercisable upon such event and shall be thereafter exercisable by the Grantee or the Grantee's legal representative or beneficiaries, as applicable, for a period of three (3) years following the date of such event, provided, that in no circumstance shall the period extend beyond the expiration of the Nonqualified Stock Option term set forth in the Grant Instrument.

                  5.6.3  Incentive Stock Options. In the event of a Grantee's
                         -----------------------
termination of employment for any reason other than death, Disability, Retirement, or following a Change of Control, the Grantee's Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Grantee at the date of termination and only for a period of three (3) months following termination. In the event of a termination of a Grantee's employment due to death, Disability, Retirement or following a Change of Control, all Incentive Stock Options held by such Grantee shall vest and become immediately exercisable and shall thereafter be exercisable by the Grantee or the Grantee's legal representative or beneficiaries, as applicable, for a period of three (3) years following the date of such cessation of employment, provided, however, that any such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three (3) months following the date of Grantee's Retirement or termination of employment following a Change of Control; and provided further, that no Option shall be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than one (1) year following termination of employment due to Disability; and provided further, in order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of a deceased Grantee, the Grantee's death must have occurred while employed or within three (3) months of termination of employment. Notwithstanding anything herein to the contrary, in no event shall the period within which an Incentive Stock Option may be exercised extend beyond the expiration of' the Option term set forth in the Grant Instrument.

                  5.6.4  Definitions. For purposes of the Plan: (i) the term
                         -----------
"Company" shall include the Company's subsidiaries; (ii) the term "Disability" or "Disabled" shall mean any physical or mental impairment which qualifies an individual for disability benefits under the applicable long term disability plan maintained by the Company, or, if no such plan applies, which would qualify such individual for disability benefits under the long-term disability plan maintained by the Company, if such individual were covered by that plan, or, if no such plan exists, as determined in good faith by the Committee; and (iii) "Retirement" or "Retired" shall mean a termination of employment which constitutes a "retirement," whether normal or otherwise, under any applicable qualified pension benefit plan maintained by the Company, or, if no such plan is applicable, which would constitute "retirement" under the Company's pension benefit plan, if such individual were a participant in that plan or, in the case of a Non-Employee Director, the Grantee ceases to be such after attaining the age of 65 or such other age as shall be established as a retirement age by the Committee.

         5.7     PAYMENT OF OPTION PRICE. The Grantee shall pay the option price
                 -----------------------
specified in the Grant Instrument in cash, including through the broker assisted cashless exercise procedure described in Section 5.5.2, or the Grantee also may pay the option price specified in the Grant Instrument by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of a Stock Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the option price or through a combination of cash and shares of Company Common Stock owned by the Grantee. Unless permitted by the Committee, no tendered shares of Company Stock which were acquired by the Grantee pursuant to, or upon the previous exercise of, a Grant under the Plan, or an award under any other award plan of the Company or its subsidiaries, shall be accepted in payment unless the Grantee has held such shares (without restriction imposed by the applicable plan or award) for at least six months prior to delivery in payment. Subject to Article 14, the Grantee shall pay the option price and the amount of withholding tax due, if any, at the time of exercise. Shares of Company Stock shall not be issued or transferred upon exercise of a Stock Option until the option price is fully paid and any required withholding obligations are satisfied.

         5.8      LIMITS ON INCENTIVE STOCK OPTIONS.
                  ---------------------------------

                  5.8.1 Each Incentive Stock Option shall provide that, to the extent that the aggregate Fair Market Value of the Company Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year under the Plan or any other stock option plan of the Company exceeds $100,000, then such option as to the excess shall be treated as a Nonqualified Stock Option.

                  5.8.2 An Incentive Stock Option shall not be granted to any participant who is not an Employee of the Company or any "subsidiary" within the meaning of Section 424 (f) of the Code.

                  5.8.3 An Incentive Stock Option shall not be granted to any Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any "parent" or "subsidiary" of the Company within the meaning of Section 424 (e) and (f) of the Code, unless the option price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant and the option exercise period is not more than five years from the date of grant.

                  5.8.4 No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable during the Grantee's lifetime only by the Grantee.

         5.9      NOTICE OF DISPOSITION; WITHHOLDING; ESCROW. A Grantee of an
                  ------------------------------------------
Incentive Stock Option shall immediately notify the Company in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Company Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Company shall been entitled to withhold from any compensation or other payments then or thereafter due to the Grantee such amounts as may be necessary to satisfy any withholding requirements of Federal (including payroll taxes) or state law or regulation and, further, to collect from the Grantee any additional amounts which may be required for such purpose. The Committee may, in its sole discretion, require shares of Company Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 5.9.

         5.10     NO ISO WARRANTY. The Company makes no warranty that Stock
                  ---------------
Options granted under this Plan that are intended to qualify as Incentive Stock Options will, in fact, so qualify or that any qualification will not be lost in the future, including by acts or omissions of the Company or the Committee or by other cause. If a Stock Option granted hereunder for any reason fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Nonqualified Stock Option.

                                    ARTICLE 6
                     OPTION GRANTS TO NON-EMPLOYEE DIRECTORS

         6.1      ELIGIBILITY.  A Non-Employee  Director shall receive automatic
                  -----------
grants of Nonqualified Stock Options in accordance this Article 6.

         6.2      INITIAL GRANT. Each Non-Employee Director who is a member of
                  -------------
the Board on the effective date of this Plan, as defined in Section 18 hereof, shall receive on such date an automatic grant of a Nonqualified Stock Option to purchase 900 shares of Company Stock. Each Non-Employee Director who first becomes a member of the Board after the effective date of this Plan, shall receive an automatic grant of a Nonqualified Stock Option to purchase 900 shares immediately upon the date he or she becomes a member of the Board.

         6.3      ANNUAL GRANTS. During the term of this Plan, beginning from
                  -------------
the date of the initial grant specified in Section 6.2 above (the "Initial Grant Date"), and, thereafter, on July 1 of each year (the "Annual Automatic Grant Date"), each Non-Employee Director will receive a grant of a Nonqualified Stock Option to purchase 900 shares of Company Stock provided that the Non-Employee Director remains as such on the Annual Automatic Grant Date; provided, however, that a director may not receive more than one Grant pursuant to this Article 6 in any calendar year.

         6.4      OPTION PRICE. The purchase price per share of Company Stock
                  ------------
subject to a Stock Option granted under this Article 6 shall be equal to the Fair Market value of a share of Company Stock on the date of grant.

         6.5      OPTION TERM. The term of each Stock Option granted pursuant to
                  -----------
this Article 6 shall be ten years.

         6.6      EXERCISABILITY.  Options granted under this Article 6 shall be
                  --------------
immediately exercisable.

         6.7      ADMINISTRATION. The provisions of this Article 6 are intended
                  --------------
to operate automatically and not require administration. However, to the extent that administrative determinations are required, the determinations shall be made by the Board, but in no event shall such determinations affect the eligibility of Grantees, the determination of the exercise price, the timing of the grant or the number of shares subject to Stock Options granted hereunder.

         6.8      APPLICABILITY OF PLAN PROVISIONS. Except as otherwise provided
                  --------------------------------
in, and not inconsistent with, this Article 6, the Nonqualified Stock Options granted to Non-Employee Directors pursuant to this Article 6 shall be subject to the provisions of this Plan applicable to Nonqualified Stock Options granted to other persons.

                                    ARTICLE 7
                            STOCK APPRECIATION RIGHTS

         7.1    GENERAL REQUIREMENTS. The Committee may grant stock appreciation
                --------------------
rights ("SARs") to any Grantee (i) independently or (ii) in tandem with, any Stock Option, for all or a portion of the applicable Stock Option. Tandem SARs may be granted, either at the time the Stock Option is granted or at any time thereafter while the Stock Option remains outstanding; provided, however, that in the case of an Incentive Stock Option, such tandem rights may be granted only at the time of the Grant of such Stock Option. Unless the Committee determines otherwise, the base price of each SAR shall be equal to the greater of (i) the exercise price of the related Stock Option, if any, or (ii) the Fair Market Value of a share of Company Stock as of the date of grant of such SAR.

         7.2      EXERCISE.
                  --------

                  7.2.1 No SAR shall be exercisable more than 10 years after the date of its grant.

                  7.2.2 A SAR not granted in tandem with a Stock Option will become exercisable at such time or times, and on such terms and conditions, as the Committee shall specify. Unless the Committee provides otherwise in the Grant Instrument, the provisions of Article 5 applicable to Nonqualified Stock Options, including, without limitation, those related to exercise upon termination of employment or service, shall be applicable to non-tandem SARs; provided, however, that all such SARs shall become immediately exercisable upon the occurrence of a Change of Control of the Company.

                  7.2.3 A SAR granted in tandem with a Stock Option will be exercisable only at such time or times, and to the extent, that the related Stock Option is exercisable and will be exercisable only in accordance with the exercise procedure for the related Stock Option. Upon the exercise of a Stock Option, the SARs relating to the Company Stock covered by the related Stock Option shall terminate. Upon the exercise of SARs, the related Stock Option shall terminate to the extent of an equal number of shares of Company Stock.

         7.3      VALUE OF SARS. Upon a Grantee's exercise of some or all of the
                  -------------
Grantee's SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, Company Stock or a combination thereof. The stock appreciation for an SAR is the difference between the base price of the SAR as described in
Section 7.1 and the Fair Market Value of the underlying Company Stock on the date of exercise of such SAR.

         7.4     FORM OF PAYMENT. Upon exercise of an SAR, payment shall be made
                 ---------------
in the form of shares of Company Stock, valued at their Fair Market Value on the date of exercise, in cash, or in a combination thereof, as the Committee, in its sole discretion, shall determine. Payment by the Company of SARs shall be subject to withholding of applicable taxes in accordance with Article 14.

                                    ARTICLE 8
           RESTRICTED AND DEFERRED STOCK GRANTS AND PERFORMANCE AWARDS

         8.1     RESTRICTED STOCK. The Committee may issue or transfer shares of
                 ----------------
Company Stock to an eligible participant under a Grant (a "Restricted Stock Grant"), upon such terms as the Committee deems appropriate. The following provisions are applicable to Restricted Stock Grants:

                  8.1.1 Shares of Company Stock issued pursuant to Restricted Stock Grants may be issued for cash consideration or for no cash consideration, at the sole discretion of the Committee. The Committee shall establish conditions under which restrictions, if any, on the transfer of shares of Company Stock shall lapse over a period of time or according to such other criteria as the Committee deems appropriate. The period of time during which the Restricted Stock Grant will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction Period."

                  8.1.2 If the Grantee ceases to be employed by the Company or, in the case of a Non-Employee Director, to serve or be engaged as such, during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Restricted Stock Grant shall terminate as to all shares covered by the Grant as to which restrictions on transfer have not lapsed and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, in its sole discretion, provide for complete or partial exceptions to this requirement as it deems appropriate, including, without limitation, upon death, Disability or Retirement (as defined in Section 5.6.4).

                  8.1.3 During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Company Stock to which such Restriction Period applies except to a Successor Grantee under
Article 10. Each certificate for a share issued or transferred under a Restricted Stock Grant shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the Restricted Stock legend pursuant to this Section 8.1 removed from the stock certificate or certificates covering any of the shares subject to restrictions when all restrictions on such shares have lapsed.

                  8.1.4 During the Restriction Period, unless the Committee determines otherwise, the Grantee shall have the right to vote shares subject to the Restricted Stock Grant and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee.

                  8.1.5 Except as provided by Article 15, all restrictions imposed under the Restricted Stock Grant shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of any conditions imposed by the Committee. The Committee may determine, as to any or all Restricted Stock Grants, that all the restrictions shall lapse without regard to any Restriction Period. All restrictions under all outstanding Restricted Stock Grants shall automatically and immediately lapse upon a Change of Control.

         8.2      DEFERRED STOCK.
                  --------------

                  8.2.1 The Committee may grant a participant the right to receive shares of Company Stock to be delivered in the future (a "Deferred Stock Grant"). Delivery of the Company Stock pursuant to a Deferred Stock Grant will take place at such time or times, and on such terms and conditions, as the Committee may determine. The Committee may provide at the time of the Deferred Stock Grant that the stock to be delivered will be restricted stock pursuant to
Section 8.1. The Committee may at any time accelerate the time at which delivery of all or any part of the Company Stock will take place; provided, however, that unless otherwise provided by the Committee at the time of grant, the time of delivery of the deferred stock will automatically accelerate to the date of a Change of Control.

                  8.2.2 During any deferral period, the Grantee shall not have any rights as a shareholder with respect to the deferred shares.

         8.3      PERFORMANCE AWARDS. The Committee may grant a participant the
                  ------------------
right to receive, without payment, a grant of Restricted or Deferred Stock, as determined by the Committee, following the attainment of such performance goals, during such measurement period or periods, and on such over terms and conditions, as the Committee may determine (a "Performance Award"). Performance goals may be related to personal performance, corporation performance, group or departmental performance or any such other category of performance as the Committee may determine. The Committee shall have the authority to determine the performance goals, the period or periods during which performance is to be measured and all other terms and conditions applicable to the Performance Award. Unless otherwise determined by the Committee at the time of grant, all performance goals shall be deemed satisfied and the Performance Award shall vest upon the occurrence of a Change of Control.

         8.4      TAX WITHHOLDINGS. Delivery of stock pursuant to this Article 8
                  ----------------
shall be subject to withholding of applicable taxes in accordance with Article
14.

                                    ARTICLE 9
                            TRANSFERABILITY OF GRANTS

         9.1      LIMITATION. During a Grantee's lifetime, only the Grantee may
                  ----------
exercise rights under a Grant and Grants may not be transferred, assigned, pledged or hypothecated in any manner, by operation of law or otherwise, except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, in its sole discretion.

         9.2      SUCCESSOR GRANTEE. When a Grantee dies, the representative or
                  -----------------
other person entitled to succeed to the rights of the Grantee may exercise such rights. A successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

                                   ARTICLE 10
                        CHANGE OF CONTROL OF THE COMPANY

         10.1     DEFINITIONS.  As used herein, a "Change of Control" shall be
                  -----------
deemed to have occurred if:

                  (i) a liquidation or dissolution of the Company (excluding transfers to subsidiaries) or the sale of all or substantially all of the Company's assets occurs;

                  (ii) as a result of a tender offer, stock purchase, other stock acquisition, merger, consolidation, recapitalization, reverse split or sale or transfer of assets, any person or group (as such terms are used in and under Section 13(d)(3) or 14(d)(2) of the Exchange Act) becomes the beneficial owner (as defined in Rule 13-d under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the common stock of the Company or the combined voting power of the Company's then outstanding securities; provided, however, that for purposes of this Section 10.1, a person or group shall not include the Company or any subsidiary or any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary;

                  (iii) if at least a majority of the Board at any time does not consist of individuals who were elected, or nominated for election, by directors in office at the time of such election or nomination; or

                  (iv) the Company merges or consolidates with any other corporation (other than a wholly owned subsidiary) and is not the surviving corporation (or survives only as a subsidiary of another corporation); or

                  (v) the occurrence of such other event as the Committee, in its sole discretion, shall designate at any time as a Change of Control.

         10.2      BUSINESS COMBINATION TRANSACTION. Any agreement to which the
                   --------------------------------
Company or any of its subsidiaries is a party which provides for any merger, consolidation, share exchange, or similar transaction of the Company with or into another corporation or other association whereby the Company is not to be the surviving or parent corporation may provide, without limitation, for the assumption of any outstanding Grants by the surviving corporation or association or its parent or for an equitable mandatory settlement of any outstanding Grants in cash based on the consideration paid to shareholders in such transaction and all outstanding Grants shall be subject to such agreement. In any case where Grants are assumed by another corporation, appropriate equitable adjustments as to the number and kind of shares or other securities and the purchase or exercise price(s) shall be made.

                                   ARTICLE 11
                      AMENDMENT AND TERMINATION OF THE PLAN

         11.1     AMENDMENT. The Board may amend, suspend or terminate the Plan
                  ---------
(including, without limitation, Article 6 hereof) at any time, in its discretion, subject to any required shareholder approval or any shareholder approval which the Board deems advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any stock listing requirement.

         11.2     TERMINATION OF PLAN. The Plan shall terminate on the day
                  -------------------
immediately preceding the tenth anniversary of its effective date unless terminated earlier by the Board or unless extended by the Board with the approval of the shareholders.

         11.3     TERMINATION AND AMENDMENT OF OUTSTANDING GRANTS. A
                  -----------------------------------------------
termination, suspension or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 17.2 hereof. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 17.2 hereof or may be amended by agreement of the Company and the Grantee consistent with the Plan.

         11.4     PLAN PROVISIONS BINDING. The Plan shall be the controlling
                  -----------------------
document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and it successors and assigns. In the event of any conflict between the Plan and any Grant Instrument, the Plan shall control.

                                   ARTICLE 12
                               FUNDING OF THE PLAN

         12.1     UNFUNDED PLAN. This Plan shall be unfunded. The Company shall
                  -------------
not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under the Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

                                   ARTICLE 13
                              RIGHT OF PARTICIPANTS

         13.1     NO RIGHT TO GRANT.  Nothing  in this Plan  shall  entitle  any
                  -----------------
Grantee  or other  person to any claim or right to be a Grant under the Plan.

         13.2     NO RIGHT TO  EMPLOYMENT OR RETENTION.  Neither the Plan nor
                  ------------------------------------
any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment or retention rights.

         13.3     NO RESTRICTION ON COMPANY. Nothing contained in the Plan shall
                  -------------------------
be construed to (i) limit the right of the Company to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purpose, or (ii) limit the right of the Company to grant stock options or make other awards outside of the Plan.

                                   ARTICLE 14
                              WITHHOLDING OF TAXES

         14.1     RIGHT TO WITHHOLD. The Company shall have the right to deduct
                  -----------------
from all Grants paid in cash, or from other wages paid to an employee of the Company, any federal, state or local taxes required by law to be withheld with respect to such cash awards and, in the case of Grants paid in Company Stock, the Grantee or other person receiving such shares shall be required to pay to the Company the amount of any such taxes which the Company is required to withhold with respect to such Grants or the Company shall have the right to deduct from other wages paid to the employee by the Company the amount of any withholding due with respect to such Grants.

         The Company also may withhold or collect amounts with respect to a disqualifying disposition of shares of Company Stock acquired pursuant to exercise of an Incentive Stock Option.

         14.2     TENDER OF COMPANY STOCK. A Grantee may elect to satisfy all or
                  -----------------------
part of any withholding or income tax obligations arising in connection with such Grants by having the Company withhold all or a portion of any shares of Company Stock that otherwise would be issued to the Grantee or by surrendering all or a portion of any shares of Company Stock previously acquired by the Grantee. Such shares of Company Stock shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of withholding taxes by assigning shares of Company Stock to the Company may be subject to such additional restrictions as the Committee at any time deems appropriate. If the holder of shares of Company Stock purchased in connection with the exercise of an ISO disposes of such shares within two years of the date such ISO was granted or within one year of such exercise, he shall notify the Company of such disposition and remit an amount necessary to satisfy applicable withholding requirements including those arising under federal income tax laws. If such holder does not remit such amount, the Company may withhold all or a portion of any salary then or in the future owed to such holder as necessary to satisfy such requirement. The Committee may, from time to time, make or impose, in its discretion, such additional restrictions, rules or regulations as it deems appropriate with respect to withholding of any taxes.

                                   ARTICLE 15
                       REQUIREMENTS FOR ISSUANCE OF SHARES

         15.1    COMPLIANCE WITH LAW. The obligations of the Company to offer,
                 -------------------
sell, issue, deliver or transfer Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of any registration statement under applicable securities laws if deemed necessary or appropriate by the Company. The Company's obligation to offer, sell, issue, deliver or transfer its shares under the Plan is further subject to the approval of any governmental authority required in connection therewith and is further subject to the Company receiving, should it determine to do so, the advice of its counsel that all applicable laws and regulations have been complied with. Certificates for shares of Common Stock issued hereunder may be legended as the Committee shall deem appropriate.

         15.2    RESTRICTIONS ON GRANTS. The Committee shall have the right to
                 ----------------------
condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof and certificates representing such shares may be legended to reflect any such restrictions.

         15.3    SHARE CERTIFICATES. Certificates representing shares of Company
                 ------------------
Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

         15.4    NO FRACTIONAL SHARES. No fractional shares of Company Stock
                 --------------------
shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                                   ARTICLE 16
                                   FORFEITURE

         16.1    MISCONDUCT. Notwithstanding anything to the contrary in the
                 ----------
Plan, if the Committee finds, after consideration of the facts presented on behalf of the Company and the involved Grantee, that the Grantee has been engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of the Grantee's employment by or service with the Company or by any subsidiary, or that the Grantee has disclosed trade secrets of the Company or its affiliates, and that such actions have damaged the Company or any subsidiary in any significant manner, in the discretion of the Committee, then the Grantee shall forfeit all rights under and to all unexercised Grants, and under and to all Grants to the Grantee with respect to which the Company has not yet delivered payment or certificates for shares of Stock (as the case may be), all of which Grants and rights shall be automatically canceled.

         16.2    FINALITY OF COMMITTEE DECISION. The decision of the Committee
                 ------------------------------
as to the cause of the Grantee's discharge from employment with the Company and any subsidiary shall be final for purposes of the Plan, but shall not affect the finality of the Grantee's discharge or removal by the Company or subsidiary for any other purposes. The preceding provisions of this Section 16 shall not apply to any Incentive Stock Option to the extent such application would result in disqualification of the stock option as an incentive stock option under Sections 421 and 422 of the Code.

                                   ARTICLE 17
                                  MISCELLANEOUS

         17.1   SUBSTITUTE GRANTS. The Committee may make a Grant to an employee
                -----------------
or director of another corporation who becomes an Employee or Non-Employee Director by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant made by such corporation ("Substituted Stock Incentives"). The terms and conditions of the substitute grant may vary from the terms and conditions required by the Plan and from those of the Substituted Stock Incentives. The Committee shall prescribe the provisions of the substitute grants.

         17.2   SECTION 16 LIMITATIONS. With respect to persons subject to
                ----------------------
Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee, as it deems advisable, may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation.

         17.3   OWNERSHIP OF STOCK. A Grantee or successor Grantee shall have no
                ------------------
rights as a shareholder with respect to any shares of Company Stock covered by a Grant until the shares are issued or transferred to the Grantee or successor Grantee on the stock transfer records of the Company.

         17.4   HEADINGS. Section headings are for reference only. In the event
                --------
of a conflict between a title and the content of a Section, the content of the Section shall control.

         17.5   GOVERNING LAW. The validity, construction, interpretation and
                -------------
effect of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the State of Delaware.

                                   ARTICLE 18
                           EFFECTIVE DATE OF THE PLAN

         18.1 The Plan shall be effective as of the date of the approval of the Plan by the Company's shareholders.